UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

Current Report
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 28, 2005

ASPEN INSURANCE HOLDINGS LIMITED
(Exact name of registrant as specified in its charter)

Bermuda	001-31909	Not Applicable
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Victoria Hall
11 Victoria Street
Hamilton HM 11
Bermuda

(Address of principal executive offices)
(Zip Code)

Registrant’s telephone number, including area code: (441) 295-8201

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[    ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[    ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[    ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[    ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

On December 22, 2005, Wellington Underwriting plc ("Wellington") entered into a deed of assignment ("Deed of Assignment") with Wellington Investment Holdings (Jersey) Limited ("Wellington Investment"), a wholly-owned subsidiary of Wellington, whereby Wellington assigned all of its rights and benefits (including registration rights) under the Third Amended and Restated Registration Rights Agreement dated November 14, 2003 ("Registration Rights Agreement") to Wellington Investment. The Deed of Assignment is attached to this filing as Exhibit 99.1.

Also, on December 22, 2005, Wellington Investment entered into a deed of adherence ("RRA Deed of Adherence"), that is supplemental to the Registration Rights Agreement, whereby Wellington Investment covenanted to observe, perform and be bound by all the terms and conditions of the Registration Rights Agreement applicable to Wellington Investment as if Wellington Investment were a party to the Registration Rights Agreement. The RRA Deed of Adherence is attached to this filing as Exhibit 99.2.

In addition, on December 22, 2005, Wellington Investment also entered into a deed of adherence ("SA Deed of Adherence"), that is supplemental to the Amended and Restated Shareholders' Agreement dated as of September 30, 2003 made by (1) Aspen Insurance Holdings Limited, (2) BCP Excalibur Holdco (Cayman) Limited, (3) Wellington, (4) Harrington Trust Limited and (5) others (the "Shareholders' Agreement"), whereby Wellington Investment covenanted to observe, perform and be bound by all the terms and conditions of the Registration Rights Agreement applicable to Wellington Investment as if Wellington Investment were a party to the Shareholders' Agreement. The SA Deed of Adherence is attached to this filing as Exhibit 99.3.

The entry into the forgoing deeds by Wellington and Wellington Investment is contemplated by the original Registration Rights Agreement and the Shareholders' Agreement, each of which is filed as an Exhibit to our Annual Report on Form 10-K. Additional information regarding the terms thereof are set forth in the Deed of Assignment, the RRA Deed of Adherence and the SA Deed of Adherence, which qualify the foregoing descriptions in their entirety and are incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits

(c)	Exhibits

99.1	Deed of Assignment.

99.2	Deed of Adherence.

99.3	Deed of Adherence.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ASPEN INSURANCE HOLDINGS LIMITED
(Registrant)

Dated: December 28, 2005	By:	/s/ Julian Cusack
	Name:	Julian Cusack
	Title:	Chief Financial Officer

INDEX TO EXHIBITS

Exhibit No.	Description
99.1	Deed of Assignment.
99.2	Deed of Adherence.
99.3	Deed of Adherence.